================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 21, 2005

                                   ATARI, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                          (State or other jurisdiction
                        of incorporation or organization)

                         Commission File Number: 0-27338


                                   13-3689915
                      (I.R.S. employer identification no.)

                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016
                         (Address of principal executive
                          offices, including zip code)

                                 (212) 726-6500
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d- 2(b))
 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01  Entry Into Material Definitive Agreement

     On September 21, 2005, the stockholders of Atari, Inc. (the "Company") approved the adoption of the Company's 2005 Stock Incentive Plan (the "2005 Plan") at the Company's annual meeting of stockholders. The 2005 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and common stock or convertible securities that may or may not be subject to restrictions or forfeiture. The 2005 Plan provides that awards may be granted to officers, other employees, and directors of, and consultants to the Company or any of its subsidiaries. A maximum of 6,000,000 shares of the Company's common stock is available for issuance under the 2005 Plan, subject to adjustment upon the occurrence of certain events. Unless terminated earlier by the Company's Board of Directors for any reason, the 2005 Plan shall terminate on March 31, 2015.

     The 2005 Plan shall be administered by a committee comprised of no fewer than two members of the Board or in the absence of a committee, the full Board. The Committee or Board (as applicable) shall determine the persons to whom, and the time(s) at which, awards may be granted, the number of shares, units or other rights subject to each award, the exercise, base or purchase price of an award, the time(s) at which an award will become vested, exercisable or payable, the performance goals and other conditions affecting an award, the duration of the award, and all other terms of the award.

     The 2005 Plan is described in more detail, and a copy of the 2005 Plan is included, in the Company's Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on July 29, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ATARI, INC.


                                         By: /s/ Diane Price Baker
                                             ----------------------------------
                                             Diane Price Baker
                                             Executive Vice President and Chief
                                             Financial Officer


Date:  September 26, 2005


                                       3